Pacer Industrial Real Estate ETF
Schedule of Investments
January 31, 2025 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 96.6%	Shares	Value
Real Estate - 96.6%(a)
Big Yellow Group PLC	131,231	$1,553,906
Centuria Industrial REIT	373,746	683,133
CubeSmart	146,186	6,095,956
Dream Industrial Real Estate Investment Trust	188,131	1,511,935
EastGroup Properties, Inc.	39,533	6,705,587
ESR-REIT	4,229,815	809,236
Extra Space Storage, Inc.	142,463	21,939,302
First Industrial Realty Trust, Inc.	91,884	4,905,687
GLP J-Reit	3,362	2,757,319
Granite Real Estate Investment Trust	43,801	2,115,383
Industrial & Infrastructure Fund Investment Corp.	1,711	1,279,706
Lexington Realty Trust	203,801	1,695,624
LondonMetric Property PLC	1,355,371	3,132,485
Mapletree Industrial Trust	1,432,459	2,213,513
Mapletree Logistics Trust	2,355,944	2,114,976
National Storage Affiliates Trust	49,099	1,824,028
National Storage REIT	890,435	1,245,565
Prologis, Inc.	202,800	24,183,900
Public Storage	70,926	21,169,992
Rexford Industrial Realty, Inc.	165,426	6,726,221
Safestore Holdings PLC	150,051	1,146,983
Segro PLC	750,838	6,678,708
STAG Industrial, Inc.	127,368	4,353,438
Terreno Realty Corp. (b)	68,048	4,451,700
Tritax Big Box REIT PLC	1,548,543	2,805,165
Urban Logistics REIT PLC	326,685	443,940
Warehouses De Pauw CVA	124,765	2,692,165
WP Carey, Inc. (b)	118,632	6,632,715
		143,868,268
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $152,420,749)		143,868,268

COMMON STOCKS - 3.1%
Real Estate - 3.1%
Catena AB	29,888	1,303,311
Sagax AB - Class B	149,562	3,293,984
		4,597,295
TOTAL COMMON STOCKS (Cost $4,408,490)		4,597,295

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.3%	Units
Mount Vernon Liquid Assets Portfolio, LLC, - 4.49% (c)	9,390,080	9,390,080
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $9,390,080)		9,390,080

TOTAL INVESTMENTS - 106.0% (Cost $166,219,319)		157,855,643
Liabilities in Excess of Other Assets - (6.0)%		(9,050,187)
TOTAL NET ASSETS - 100.0%		$148,805,456
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $9,192,075 which represented 6.2% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Pacer Industrial Real Estate ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$143,868,268	$–	$–	$143,868,268
Common Stocks	4,597,295	–	–	4,597,295
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	9,390,080
Total Investments	$148,465,563	$–	$–	$157,855,643

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,390,080 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.